SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

     Check the appropriate box:
     |_| Preliminary information statement
     |_| Confidential, for Use of the Commission Only
         (as permitted by Rule 14c-5(d)(2))
     |X| Definitive information statement

                     FRANKLIN CREDIT MANAGEMENT CORPORATION
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of filing fee (Check the appropriate box):
     |X| No fee required.
     |_| Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     |_|  Fee paid previously with preliminary materials.

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, schedule or registration statement no.:

     (3)  Filing party:

     (4)  Date filed:

                     FRANKLIN CREDIT MANAGEMENT CORPORATION

                                 --------------

                              INFORMATION STATEMENT

                                 --------------


                               GENERAL INFORMATION

General

      This Information Statement (the "Information Statement") is furnished to the holders of Common Stock, $0.01 par value per share (the "Common Stock"), of Franklin Credit Management Corporation ("Franklin Credit") in connection with certain actions taken by a Written Consent of Stockholders in Lieu of Special Meeting dated December 29, 2004 (the "Written Consent"). WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This Information Statement is being provided pursuant to the requirements of Rule 14c-2 promulgated under Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to inform holders of Common Stock entitled to vote or give an authorization or consent in regard to the actions authorized by the Written Consent, of the actions having been taken by the Written Consent and is being mailed on or about January 21, 2005.

      By executing and delivering the Written Consent to Franklin Credit, stockholders holding no less than a majority of the outstanding shares of Franklin Credit's Common Stock (the "Majority Stockholders") ratified the amendment of Franklin Credit's current certificate of incorporation, as declared advisable by the board of directors of Franklin Credit on December 29, 2004, to:

     o provide for a classified board of three classes of directors, effective at the next annual meeting of stockholders; provide that the number of Franklin Credit's directors will be not less than three and that the exact number of directors will be fixed exclusively by Franklin Credit's board of directors; require that directors can be removed only by the affirmative vote of at least two-thirds of the voting power of all of the shares of Franklin Credit entitled to vote generally in the election of directors, voting together as a single class; and provide that vacancies or newly created directorships resulting from an increase in the number of directors, other than those that may be filled by holders of any class of preferred stock, may only be filled by the board of directors;

     o require the vote of at least two-thirds of the voting power of all outstanding shares of Franklin Credit entitled to vote generally in the election of directors, voting together as a single class, in order for shareholders to adopt, amend, or repeal any provision of the by-laws of Franklin Credit;

     o require the vote of at least two-thirds of the voting power of all outstanding shares of Franklin Credit entitled to vote generally in the election of directors, voting together as a single class, to amend, alter, change, add to, or repeal the provisions of the certificate of incorporation relating to:

          - the classified board, the size of the board and the filling of board vacancies and newly created directorships;

          - the two-thirds voting requirement in order for stockholders to remove a director for cause;

          - the two-thirds voting requirement in order for stockholders to adopt, amend or repeal the by-laws; and

          - the two-thirds voting requirement to modify any of the provisions of the certificate of incorporation described above.

     o modernize the provision for indemnification and advancement of reasonable out-of-pocket fees and expenses to directors in connection with suits or proceedings arising by reason of the directors' service on the board of directors of Franklin Credit or any of its subsidiaries or any other entity at the request of Franklin Credit; mandate advancement of expenses subject to the receipt of reasonable assurances of recovery in the event of a final determination that the director was not entitled to be indemnified; and provide that Franklin Credit may elect to indemnify others (including officers) to the fullest extent permitted by Delaware law; and

     o repeal a provision that required stockholder approval for certain mergers and consolidations, sales, leases or exchanges of a substantial part of the corporation's assets, issuance or transfers of securities with an aggregate fair market value of not less than $250,000, and issuances of securities for cash, by Franklin Credit with holders of more than 10% of its capital stock entitled to vote generally in the election of directors, unless such transactions were approved by at least three-quarters of the board of directors.

      As described below, certain of these changes could have anti-takeover effects.

      On December 29, 2004, the board of directors also approved new by-laws for Franklin Credit, which will automatically become effective upon effectiveness of the amended and restated certificate of incorporation. The new by-laws include conforming language to the amendments to Franklin Credit's certificate of incorporation. They also include certain other provisions that could have anti-takeover effects. Such provisions are also described below.

Record Date

      On December 29, 2004 (the "Record Date"), there were 6,062,295 shares of Common Stock outstanding and entitled to one vote upon each of the matters approved by the Written Consent. On the Record Date, the Majority Stockholders owned or had the right to vote 4,031,044 shares of Common Stock constituting approximately 66% of Franklin Credit's outstanding Common Stock. All of the shares of Common Stock, of which the Majority Stockholders owned or had the right to vote on the Record Date, consented to the actions authorized or taken by the Written Consent. Only stockholders of record of Franklin Credit at the close of business on the Record Date are entitled to receive this Information Statement.

      The Written Consent was executed as of December 29, 2004 and delivered by the Majority Stockholders to Franklin Credit's principal executive offices at Six Harrison Street, New York, NY 10013.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of January 5, 2005, the number of shares of Common Stock (and the percentage of Franklin Credit's Common Stock) beneficially owned by (i) each person known (based solely on Schedules 13D or 13G filed with the Securities and Exchange Commission (the "Commission")) to Franklin Credit to be the beneficial owner of more than 5% of the Common Stock,
(ii) each Director and nominee for Director of Franklin Credit, (iii) the Named Executives (as defined in "Executive Compensation" below), and (iv) all Directors and Executive Officers of Franklin Credit as a group (based upon information furnished by such persons). Under the rules of the Commission, a person is deemed to be a beneficial owner of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose of or to direct the disposition of such security. In general, a person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities.


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

-----------------------------------------------------------------------------
                                  Number of Shares       Percentage (%)
Name and Address                 Beneficially Owned     of Common Stock
-----------------------------------------------------------------------------
Thomas J. Axon(1)(2)                   3,285,953             53.3%
-----------------------------------------------------------------------------
Jeffrey R. Johnson(1)(3)                 120,000              2.0%
-----------------------------------------------------------------------------
Joseph Caiazzo(1)(4)                     218,550              3.5%
-----------------------------------------------------------------------------
Michael  Bertash(1)(5)                    63,001              1.0%
-----------------------------------------------------------------------------
Frank B. Evans, Jr. (1)(6)               867,092             14.2%
-----------------------------------------------------------------------------
Alan Joseph (1)(7)                       103,500              1.7%
-----------------------------------------------------------------------------
Steven W. Lefkowitz (1)(8)               262,501              4.2%
-----------------------------------------------------------------------------
Allan R. Lyons (1)(9)                     70,501              1.2%
-----------------------------------------------------------------------------
William F. Sullivan (1)(9)                67,701              1.1%
-----------------------------------------------------------------------------
All Directors and Executive
Officers as a group
(nine (9) persons)(10)                 5,058,799             75.4%
-----------------------------------------------------------------------------

*    Indicates beneficial ownership of less than one (1%) percent.

(1) Mailing address: C/O Franklin Credit Management Corporation, Six Harrison Street, New York, New York 10013.

(2) Includes 98,334 shares issuable upon exercise of options exercisable within sixty days.

(3) Includes 100,000 restricted shares, of which 10,000 have vested, 5,000 vest on the first day of each of the first eight calendar quarters beginning on April 1, 2005, and 6,250 vest on the first day of each of the first eight calendar quarters beginning on April 1, 2007.

(4) Includes 190,000 shares issuable upon exercise of options exercisable within sixty days.

(5) Includes 53,001 shares issuable upon exercise of options exercisable within sixty days.

(6) Includes 5,000 shares beneficially owned by each of four minor children for which Mr. Evans is the trustee. Includes 23,667 shares issuable upon exercise of options exercisable within sixty days.

(7) Includes 103,500 shares issuable upon exercise of options exercisable within sixty days.

(8) Includes 87,000 shares issuable upon exercise of warrants exercisable within sixty days and 28,001 shares issuable upon exercise of options exercisable within sixty days. Includes 47,500 shares beneficially owned by Mr. Lefkowitz wife.

(9) Includes 33,001 shares issuable upon exercise of options exercisable within sixty days.

(10) Includes 562,505 shares issuable upon exercise of options exercisable within sixty days and 87,000 shares issuable upon exercise of warrants exercisable within sixty days.


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

                   AMENDMENTS TO FRANKLIN CREDIT'S AMENDED AND
                      RESTATED CERTIFICATE OF INCORPORATION

      Not less than twenty days after mailing of this Information Statement, Franklin Credit's certificate of incorporation will be amended and restated to include the provisions described below. Franklin Credit's new by-laws will automatically become effective upon effectiveness of its amended and restated certificate of incorporation. The Majority Holders have acted by written consent to approve the amendment and restatement of Franklin Credit's certificate of incorporation and Franklin Credit's board of directors has approved new by-laws, which include conforming language to the amended and restated certificate of incorporation. The following is a summary of the amendments to Franklin Credit's certificate of incorporation to be effected by the amendment and restatement. For complete information, you should read the full text of the new amended and restated certificate of incorporation, included as Appendix A to this information statement.

General

      On December 29, 2004 Franklin Credit's board of directors approved by unanimous vote of those present the amendment and restatement of Franklin Credit's certificate of incorporation. The amendment and restatement will amend Franklin Credit's certificate of incorporation in a manner that Franklin Credit's board of directors believes is appropriate to foster Franklin Credit's long-term growth and ability to raise capital in the public markets.

      Under the terms of Franklin Credit's existing certificate of incorporation, Franklin Credit's board of directors has the power to amend the by-laws without stockholder approval. As a result, separate stockholder approval is not required to enact the new by-laws. In addition to containing those provisions described in "Adoption of New Franklin Credit By-Laws" below, the new by-laws contain provisions necessary to conform Franklin Credit's by-laws to the new amended and restated certificate of incorporation. For complete information, you should read the full text of the amended and restated by-laws, included as Appendix B to this Information Statement.

Purpose and Effects of the Amendments

      Franklin Credit has recently experienced a significant increase in interest in its common stock by the investor community. This interest has resulted in Franklin Credit's receiving and considering various proposals to raise capital in the public markets, thereby increasing its stockholders equity. Such an increase could make Franklin Credit more attractive as a borrower and enable it to further grow its business through additional borrowing or borrowing on more favorable terms than would otherwise be available.

      Because Thomas J. Axon currently holds approximately 53% of Franklin Credit's outstanding common stock, it is impossible at present for a person other than Mr. Axon to gain control of Franklin Credit without Mr. Axon's consent. Any public offering or series of public offerings which diluted Mr. Axon's interests could create the potential for other stockholders to gain control of Franklin Credit and elect Franklin Credit's entire board of directors. Accordingly, a person or group of related persons could gain control of Franklin Credit by acquiring a majority of the outstanding common stock, or the votes represented by those shares. For these reasons, such offering or offerings could render Franklin Credit more susceptible to proxy contests for control of the board of directors and unsolicited takeover bids from third parties, including offers below the intrinsic value of Franklin Credit or other offers that would not be in the best interests of Franklin Credit's stockholders.

      The amendments to Franklin Credit's certificate of incorporation, together with the new by-laws, will make it more difficult for a potential acquirer of Franklin Credit to acquire Franklin Credit by means of a transaction that is not negotiated with Franklin Credit's board of directors, thereby reducing the vulnerability of Franklin Credit to an unsolicited or unfriendly takeover proposal. These provisions are designed to enable Franklin Credit to develop its business in a manner that will foster its long-term growth by reducing the threat of a takeover not deemed by Franklin Credit's board of directors to be in the best interests of Franklin Credit and its stockholders and the potential disruption entailed by such a threat of a takeover, to the extent practicable.

      The amendments to Franklin Credit's certificate of incorporation, together with the new by-laws and the blank check preferred stock provision already included in Franklin Credit's certificate of incorporation, may have the effect of deterring unsolicited takeover proposals or delaying or preventing changes in control or management of Franklin Credit, including transactions in which stockholders might otherwise receive a premium for their shares over then current market prices. Franklin Credit's becoming subject to the provisions of the business combination statute of the General Corporation Law of the State of Delaware, which could occur in the future, would have similar effects. See the discussion under "Certain Other Circumstances Potentially Affecting A Change In Control of Franklin Credit"-"General Corporation Law of the State of Delaware" below. In addition, these documents and provisions may limit the ability of stockholders to approve transactions that they may deem to be in their best interests. These provisions could also discourage bids for Franklin Credit's common stock at a premium as well as create a depressive effect on the market price of the shares of Franklin Credit's common stock.

      The board of directors is not aware of any current effort to accumulate shares of Franklin Credit's common stock or to otherwise obtain control of Franklin Credit. Rather, the defensive provisions included in the amended and restated certificate of incorporation are being proposed at this time because of the changes in the market for the Common Stock which may make offerings of the Company's securities attractive in the future. The board of directors is not currently contemplating adopting or recommending the approval of any other action which might have the effect of delaying, deterring or preventing a change in control of Franklin Credit, except that in the context of any future offering Franklin Credit may apply for listing on a stock exchange or quotation on the Nasdaq Stock Market. If Franklin Credit were to be so listed or quoted, it would become subject to the provisions of Section 203 of the General Corporation Law of the State of Delaware, which restricts business combinations with certain interested stockholders.

Classified Board

      Franklin Credit's certificate of incorporation will be amended to provide for a classified board of directors, also known as a staggered board, of not less than three directors. Effective as of the first annual meeting of stockholders following the effectiveness of the amended and restated certificate of incorporation, the board of directors, other than directors who may be elected by the holders of any Franklin Credit preferred stock issued in the future, will be divided into three classes of directors, each having a three-year term. A classified board staggers the terms of the three classes and will be implemented through initial one, two and three-year terms for the three classes, followed in each case by full three-year terms. The classified board provision will make it more difficult for a person seeking to obtain control of Franklin Credit to do so. With a classified board, only one-third of the members of the board are elected each year, and directors may only be removed from office for cause.

      In addition, Franklin Credit's certificate of incorporation will provide that directors can only be removed by affirmative vote of at least two-thirds of the voting power of all outstanding shares of Franklin Credit's common stock entitled to vote generally in the election of directors. Accordingly, control of a majority of Franklin Credit's board of directors will require the election of new directors at a minimum of two successive annual meetings of stockholders. The amended and restated certificate of incorporation will also provide that any newly created directorship that results from an increase in the number of directors and any vacancy occurring in the board of directors can be filled only by a majority of the directors then in office, except for any new directorships or vacancies which holders of Franklin Credit's preferred stock issued in the future may be entitled to fill. In the event the board of directors fills any vacancy occurring during the year it may do so for the remainder of the full term associated with the class in which such vacancy occurs.

      The overall impact of the classified board amendment will be to render more difficult or discourage attempts to assume control of Franklin Credit by means of a merger or tender offer that is not negotiated with Franklin Credit's board of directors, even if the transaction will result in a premium over the market price for the shares of Franklin Credit's common stock held by the stockholders or may otherwise be favorable to the interests of the stockholders, or by means of a proxy contest. The classified board will similarly delay stockholders who do not approve of policies of Franklin Credit's board of directors in their attempt to replace a majority of the directors.

      Franklin Credit believes that the classified board amendment is advantageous to Franklin Credit and its stockholders for a number of reasons. As discussed above, public companies are potentially subject to attempts by various individuals and entities to acquire significant minority positions with the intent of either obtaining actual control by electing their own slate of directors, or of achieving some other goal, such as the repurchase of their


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

shares by Franklin Credit at a premium. These prospective acquirers may in the future be in a position to elect the majority or the entirety of Franklin Credit's board of directors through a proxy contest or otherwise, even though they do not actually own a majority of a Franklin Credit's outstanding shares of common stock at the time. Once the classified board amendment is implemented, a majority of Franklin Credit's directors will not be able to be replaced without cause until at least two annual meetings of stockholders have occurred. By eliminating the possibility of the sudden replacement or removal of Franklin Credit's board of directors, the incumbent board of directors will be given the time and opportunity to evaluate any proposals for acquisition of control of Franklin Credit and to assess and develop alternatives in a manner consistent with their responsibilities to Franklin Credit's stockholders without the pressure created by the threat of imminent replacement or removal or loss of control.

      In addition, by allowing directors to serve three-year terms rather than one-year terms, the classified board enhances the continuity and stability of both the composition of Franklin Credit's board of directors and the policies formulated by the board of directors. This enhances Franklin Credit's ability to adopt and implement long-term business strategies aimed at increasing stockholder value. Franklin Credit believes, therefore, that removing the threat of sudden replacement or removal will permit it to more effectively represent the interests of all stockholders, including responding to demands or actions by any stockholder or group.

      Thomas J. Axon's current ownership of 53% of Franklin Credit's voting stock currently prevents any effort by any other stockholders to gain control of Franklin Credit or to conduct a proxy contest. In addition, Franklin Credit has not experienced any problems in the past or at the present time with its board of directors' continuity or stability. However, Franklin Credit believes that adopting a classified board is advisable and in the best interests of stockholders because in the event of dilution of Mr. Axon's interest in any additional offering or offerings of Franklin Credit's voting securities, it will give Franklin Credit's board of directors more time to fulfill its responsibilities to stockholders and it will provide greater assurance of continuity and stability in the composition and policies of Franklin Credit's board of directors. Franklin Credit also believes that these advantages outweigh any disadvantages relating to discouraging potential acquirers from attempting to obtain control of Franklin Credit.

Implementation of the Classified Board

      Franklin Credit's directors will be elected to three separate classes at Franklin Credit's next annual meeting, as follows:

     - three "Class I Directors" will be elected at Franklin Credit's next annual meeting to serve for a term expiring at the first annual meeting of stockholders to be held following that meeting;

     - three "Class II Directors" will be elected at Franklin Credit's next annual meeting to serve for a term expiring at the second annual meeting of stockholders to be held following that meeting; and

     - three "Class III Directors" will be elected at Franklin Credit's next annual meeting to serve for a term expiring at the third annual meeting of stockholders to be held following that meeting.

      At each annual meeting following Franklin Credit's next annual meeting, only directors of the class whose term is expiring that year will be required to stand for election, and upon election each director will serve a three-year term. No change may have the effect of removing any director from office. Upon any change in the authorized number, the total number of directors will be allocated as evenly as possible among the three classes, provided that the term of office may not be shortened for any incumbent director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor. Any director elected to fill a newly created directorship resulting from an increase in the size of any class shall have the same remaining term as the other directors of that class.

Board Size

      Franklin Credit's certificate of incorporation will provide that the number of Franklin Credit's directors will be not less than three. Pursuant to the new by-laws, Franklin Credit will have nine directors provided that the number of directors may, subject to the provisions of the certificate of incorporation, be increased or decreased from

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

time to time exclusively by the affirmative vote of Franklin Credit's board of directors. The stockholders of Franklin Credit, acting on their own and without amending the new by-laws (which would require the affirmative of holders of at least two-thirds of the voting power of the outstanding shares of Franklin Credit), will not have the power to amend Franklin Credit's by-laws to increase the size of its board of directors and fill the new directorships with their own representatives. Franklin Credit believes that it is important to reinforce the classified board provision in this way in light of the increased vulnerability, discussed above, that Franklin Credit will have following any future offering of its voting securities to potentially abusive takeover tactics and efforts to acquire control of Franklin Credit at a price or on terms that are not in the best interests of all stockholders. Protecting the classified board structure will help ensure that the incumbent board of directors will be given the time and opportunity to evaluate any proposals for acquisition of control of Franklin Credit and to assess and develop alternatives in a manner consistent with their responsibility to Franklin Credit's stockholders, without the pressure created by the threat of imminent loss of control.

Supermajority Approval Requirements

      Currently, in addition to approval by Franklin Credit's board of directors, the approval of the holders of a majority in voting power of Franklin Credit's outstanding shares of stock entitled to vote thereon is required to amend any provision of Franklin Credit's certificate of incorporation. Delaware law permits a company to include provisions in its certificate of incorporation that require a greater vote than the vote otherwise required by law for any corporate action. Franklin Credit's certificate of incorporation will be amended to require the affirmative vote of the holders of at least two-thirds of the voting power of the outstanding shares of Franklin Credit entitled to vote generally in the election of directors, voting together as a single class, to adopt, amend or repeal, specified provisions of Franklin Credit's certificate of incorporation. The provisions in Franklin Credit's certificate of incorporation affected by this amendment are:

     - the provisions concerning the classified board, the size of the board and the filling of board vacancies and newly created directorships;

     - the provision requiring a two-thirds vote of Franklin Credit's stockholders to remove a director for cause;

     - the provisions requiring a two-thirds vote of Franklin Credit's stockholders for such stockholders to adopt, amend, or repeal the provisions of the by-laws; and

     - the provisions requiring a two-thirds vote of Franklin Credit's stockholders to modify any of the provisions of the certificate of incorporation described above.

      These supermajority voting requirements may discourage or deter a person from attempting to obtain control of Franklin Credit by making it more difficult to amend these provisions to eliminate their anti-takeover effect or the protections they afford minority stockholders. The supermajority voting requirement will make it more difficult for a stockholder or stockholder group to put pressure on Franklin Credit's board of directors to amend Franklin Credit's certificate of incorporation to facilitate a takeover attempt.

      In addition, the provisions requiring a supermajority vote of stockholders for the stockholders to amend, alter, change, add to or repeal any provisions of the by-laws of Franklin Credit may discourage or deter a person from attempting to obtain control of Franklin Credit by making it more difficult to amend Franklin Credit's by-laws, whether to eliminate provisions that have an anti-takeover effect or those that protect the interests of minority stockholders. This supermajority voting amendment permits a minority of Franklin Credit's shareholders to block an attempt by its stockholders to amend or repeal its by-laws.

Indemnification

      Franklin Credit's certificate of incorporation will be amended to modernize and add greater specificity to the existing provision obligating Franklin Credit to indemnify its directors to the maximum extent permitted by Delaware law. Such indemnification will be provided in connection with suits or proceedings arising by reason of the directors' service on the board of directors of Franklin Credit or any of its subsidiaries or any other entity at the request of Franklin Credit. The directors will be indemnified against all expense, liability and loss in respect of such proceedings where:

     - the director acted in good faith and in a manner the director reasonably believed to be in the best interests of Franklin Credit;

     - in a criminal matter, the director had no reasonable cause to believe that the director's behavior was illegal; and

     - the proceeding (or part thereof) was not initiated without Franklin Credit's consent against Franklin Credit, its subsidiaries, certain of its or their affiliates or agents.

      The right to indemnification will include advancement of certain expenses, subject to Franklin Credit's receipt of an undertaking and reasonable assurances that Franklin Credit may reasonably require that any such advances will be repaid in the event it is ultimately determined that the director or former director was not entitled to such indemnification.

      The directors' right to indemnification under the amended and restated certificate of incorporation will not be exclusive of indemnification available to them by contract or otherwise. Additionally, the amended and restated certificate of incorporation does not mandate the indemnification of persons other than directors, such as officers. However, it does expressly permit Franklin Credit to indemnify persons who are not directors to the fullest extent permitted by Delaware law.

      Franklin Credit's present directors are personally interested in, and will personally benefit from some of the aspects of these amendments to the directors' rights of indemnification, including in particular, the provisions mandating advancement of expenses. However, the board of directors believes that, by reducing the potential risks of personal liability to directors and the potential for directors to have to go out of pocket to advance funds in connection with litigation to which they are parties, these amendments will enhance Franklin Credit's ability to attract and retain highly qualified directors, and ensure that actions taken by such directors stem primarily from their desire to act in the best interests of Franklin Credit and not from a fear of litigation. Therefore, the board of directors believes that the level of care and diligence exercised by the directors will not be lessened by adoption of these amendments. Additionally, the board of directors believes that by making indemnification of persons other than directors permissive rather than mandatory, the amended and restated certificate of incorporation will enable Franklin Credit to negotiate suitable indemnification arrangements with each such other person, on a case by case basis.

Interested Party Transactions

      Franklin Credit's certificate of incorporation will be amended to repeal a provision that required stockholder approval for certain transactions with holders of more than 10% of its capital stock entitled to vote generally in the election of directors. The transactions covered include mergers and consolidations, sales leases or exchanges of a substantial part of the corporation's assets, issuance or transfers of securities with an aggregate fair market vale of not less than $250,000, and issuances of securities for cash. The restrictions did not apply to stockholders who received approval from the board of directors prior to becoming 10% stockholders, or to transactions approved in advance by vote of three-quarters of the directors.

      Currently, only Thomas J. Axon and Frank Evans own more than 10% of Franklin Credit's capital stock entitled to vote generally in the election of directors. Mr. Axon's current ownership of more than 50% of such capital stock would allow him to approve any transaction subject to the provision without the affirmative votes of other stockholders. In the event of any offering by Franklin Credit of its equity securities Mr. Axon could cease to hold a majority of Franklin Credit's voting shares. In that event, if this provision still applied, the votes of additional stockholders would have been required to approve any such transactions.

      Following repeal of this provision, such interested party transactions, including without limitation any with Mr. Axon or Mr. Evans, will continue to require approval of the board of directors and thereby be subject to the protections accorded to stockholders by the fiduciary duties of the board of directors with respect to such approvals. Additionally, if Franklin Credit becomes subject to the business combination statute of the General Corporation Law of the State of Delaware, the stockholders will also have the protections accorded thereunder. See the discussion under "Certain Other Circumstances Potentially Affecting A Change In Control of Franklin Credit"-"General Corporation Law of the State of Delaware" below.

      Mr. Evans, and, in the event Mr. Axon's ownership of Franklin Credit's voting securities is in the future diluted to less than 50%, Mr. Axon, may be deemed to be personally interested in, and will personally benefit from the repeal of this provision. Nevertheless, the board of directors believes that this provision should be repealed because the protections afforded by the director's fiduciary duties and, if Franklin Credit becomes subject to it, the protections accorded by Delaware's business combination statute, are typically relied upon by stockholders of public companies and adequate to protect the stockholders of the company from improper transactions with interested stockholders. Additionally, the board of directors believes that Franklin Credit's current, fairly unusual interested party transaction provision could in the future delay and thereby impede transactions that otherwise might be in the interests of stockholders.

Required Vote

      Approval of the charter amendments described above, which will be effected by the amendment and restatement of the current certificate of incorporation, requires the vote or the written consent of the holders of a majority in voting power of the shares of Franklin Credit's common stock outstanding as of the Record Date. The Majority Holders have acted by written consent with respect to all shares of Franklin Credit's common stock owned by them, constituting approximately 66% of the total number of outstanding shares of common stock, approving such amendment and restatement of the current certificate of incorporation, provided that such amendment and restatement will not become effective at least until twenty days after mailing of this Information Statement.

                     ADOPTION OF NEW FRANKLIN CREDIT BY-LAWS

      Franklin Credit's board of directors has also adopted new by-laws for Franklin Credit. Under the terms of Franklin Credit's certificate of incorporation, Franklin Credit's directors have the power to amend, adopt or repeal Franklin Credit's by-laws without stockholder approval. As a result, separate approval by Franklin Credit's stockholders is not required to adopt the new by-laws.

      Franklin Credit's current by-laws date back to its merger with Miromar Resources in December, 1994, and have not been substantially updated since. The new by-laws were adopted to conform to the amended and restated certificate of incorporation, modernize the provisions to which Franklin Credit is subject and better reflect Franklin Credit's status as a publicly traded company. The new by-laws will become effective upon filing of the amended and restated certificate of incorporation. For complete information, we refer you to the full text of the form of amended and restated Franklin Credit by-laws, which are attached as Appendix B.

      Certain provisions of the new by-laws could have anti-takeover effects. A description of those provisions is included in this information statement for informational purposes only.

Ability to Call Special Meetings

      Under Franklin Credit's new by-laws stockholders will be unable to call a special meeting. Special meetings may be called by the chairman of the board of directors, the chief executive officer, the president of Franklin Credit or by written request of a majority of Franklin Credit's board of directors. Additionally, the new by-laws will require that business transacted at any special meeting be limited to the purpose stated in the notice of the meeting. A common tactic of bidders attempting a takeover is to initiate a proxy contest by calling a special meeting. By not providing stockholders with the right to call a special meeting, expensive proxy contests cannot occur other than in connection with Franklin Credit's annual meeting. Also, Franklin Credit's board of directors will retain the ability to call a special meeting of the stockholders when issues arise that require a stockholder meeting. The inability of a stockholder to call a special meeting might impact upon a person's decision to purchase voting securities of Franklin Credit.

Notice of Stockholder Nominations and Proposals

      Franklin Credit's new by-laws require that, at an annual meeting of stockholders, the only nominations of persons for election to the board of directors and proposals of business to be considered will be the nominations made or proposals of business brought before the meeting:

     -    pursuant to Franklin Credit's notice of meeting;

     -    by or at the direction of the board of directors; and

     - by a stockholder of Franklin Credit who was a stockholder of record of Franklin Credit at the time of the delivery of the notice provided for in the by-laws and who is entitled to vote at the meeting and who complies with the notice procedures set forth below.

      For nominations or other business to be properly brought before an annual meeting of stockholders pursuant to the third point above, the stockholder must give written notice to the secretary of Franklin Credit not later than 45 days and not earlier than 119 days prior to the first anniversary of the date of mailing of Franklin Credit's proxy statement for the preceding year's annual meeting. If the annual meeting is more than 30 days before or after that anniversary date or Franklin Credit did not hold a stockholder meeting the previous year, then such notice must be received a reasonable time before Franklin Credit mails its proxy statement for the annual meeting. The notice must set forth:

     - as to nominations, all information relating to the proposed nominee that is required to be disclosed under Regulation 14A under the Securities Exchange Act of 1934, as amended, and such person's written consent to be named as nominee and to serving as a director if elected;

     - as to other business, a description of the business desired to be brought before the meeting, the text of any proposal to be presented to the stockholders and the reasons for conducting the business at the meeting; the name and address, as they appear on Franklin Credit's books, of the stockholder who is proposing the business, and the name and address of the beneficial owner, if any, on whose behalf the nomination or proposal is made;

     - the class and number of shares of stock of Franklin Credit that are owned by the stockholder or the beneficial owner on whose behalf the nomination or proposal is made;

     - a representation that the stockholder is a stockholder of record of Franklin Credit entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose the business or nomination;

     - any material interest of the stockholder of record and the beneficial owner, if any, on whose behalf the proposal is made, in the business; and

     - a representation as to whether the stockholder of record or the beneficial owner, if any, intends, or is part of a group which intends, to solicit proxies in support of the nominee or proposal.

      The new by-laws also provide that at any special meeting of the stockholders of Franklin Credit, the only business that may be brought before the special meeting is the business specified in the notice of special meeting. Accordingly, the stockholders of Franklin Credit may not raise any other matters for consideration at special meetings.

      With respect to an election of directors to be held at a special meeting of the stockholders as determined by Franklin Credit's notice of special meeting, a stockholder may make a nomination pursuant to notice given not earlier than 119 days prior to the special meeting and not later than the close of the business on the later of the day that is 45 days prior to the special meeting or 10 days following the date on which public announcement of the special meeting is first made. The stockholders' notice must include the same information that would be required in a notice proposing a nomination for consideration at an annual meeting.

      The presiding officer of the meeting will determine and declare at the meeting whether the business was properly brought before the meeting in accordance with the procedures described above and may declare the nominations or the business as not properly brought before the meeting and not recognize the nominations or the business.

      These procedures may preclude nominations or the conduct of business by stockholders at a particular stockholders meeting if the proper procedures are not followed, and may discourage or deter a third party from attempting to obtain control of Franklin Credit, even if this attempt might be viewed as beneficial to Franklin Credit by its stockholders.

                CERTAIN OTHER CIRCUMSTANCES POTENTIALLY AFFECTING
                     A CHANGE IN CONTROL OF FRANKLIN CREDIT

Existing Provisions in Franklin Credit's Certificate of Incorporation

      Franklin Credit's certificate of incorporation authorizes the issuance of preferred stock with such designations, rights and preferences as may be determined from time to time by its board of directors. Accordingly, Franklin Credit's board of directors is empowered, without stockholder approval, to issue preferred stock with dividends, liquidation, voting or other rights that could adversely affect the voting power or other rights of the holders of Franklin Credit's common stock. In the event preferred stock is issued, it could be used, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of Franklin Credit. No shares of preferred stock are issued or outstanding and Franklin Credit has no present plans to issue any shares of preferred stock.

General Corporation Law of the State of Delaware

      Section 203 of the General Corporation Law of the State of Delaware does not currently apply to Franklin Credit. It could begin to apply to Franklin Credit if Franklin Credit were to apply and be accepted for quotation on The Nasdaq Stock Market or listing on a stock exchange or through additional offerings of its equity securities or otherwise come to have 2,000 or more holders of record.

      Under Section 203 of the General Corporation Law of the State of Delaware, a corporation is generally restricted from engaging in a business combination with an interested stockholder for a three-year period following the time the stockholder became an interested stockholder. An interested stockholder is defined as a stockholder who, together with its affiliates or associates, owns, or who is an affiliate or associate of the corporation and within the prior three-year period did own, 15% or more of the corporation's voting stock. This restriction applies unless,

     - prior to the time the stockholder became an interested stockholder, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

     - the interested stockholder owned at least 85% of the voting stock of the corporation, excluding specified shares, upon completion of the transaction which resulted in the stockholder becoming an interested stockholder; or

     - at or subsequent to the time the stockholder became an interested stockholder, the business combination was approved by the board of directors of the corporation and authorized by the affirmative vote, at an annual or special meeting, and not by written consent, of at least 66 2/3% of the outstanding voting shares of the corporation, excluding shares held by that interested stockholder.

      A business combination generally includes:

     - mergers, consolidations and sales or other dispositions of 10% or more of the assets of a corporation to or with an interested stockholder;

     - transactions resulting in the issuance or transfer to an interested stockholder of any capital stock of the corporation or its subsidiaries, subject to certain exceptions;

     - transactions having the effect of increasing the proportionate share of the interested stockholder in the capital stock of the corporation or its subsidiaries, subject to certain exceptions; and

     - other transactions resulting in a disproportionate financial benefit to an interested stockholder. This makes a take-over of a company more difficult and may have the effect of diminishing the possibility of certain types of two-step acquisitions of a company or other unsolicited attempts to acquire a company. This may further have the effect of preventing changes in the board of directors of a company and it is possible that such provisions could make it more difficult to accomplish transactions which stockholders may otherwise deem to be in their best interests.



                                    By Order of the Board of Directors



                                    /s/ Jeffrey R. Johnson
                                    --------------------------------
                                    Jeffrey R. Johnson

Dated:  January 21, 2005

                                                                      APPENDIX A

                           FIFTH AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                     FRANKLIN CREDIT MANAGEMENT CORPORATION


            The undersigned, FRANKLIN CREDIT MANAGEMENT CORPORATION (the "Corporation"), a corporation existing under the laws of the State of Delaware, hereby certifies as follows:

            1. The name of the Corporation is FRANKLIN CREDIT MANAGEMENT CORPORATION.

            2. The original Certificate of Incorporation of the Corporation (previously named "Miramar Resources, Inc.") was filed with the Secretary of State of the State of Delaware on February 24, 1988.

            3. The Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 30, 1994.

            4. The Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 6, 1996.

            5. The Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 8, 1997.

            6. The Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 24, 2000.

            7. That this Fifth Amended and Restated Certificate of Incorporation amends and restates in its entirety the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on May 24, 2000.

            8. This Fifth Amended and Restated Certificate of Incorporation, as hereinafter set forth, was duly authorized and approved by the Board of Directors and recommended to be adopted by the stockholders of the Corporation in accordance with the provisions of Sections 242 and 245 of the Delaware General Corporation Law, and was adopted by the stockholders of the Corporation in accordance with Section 228 of the Delaware General Corporation Law.

            9. The text of the Certificate of Incorporation is amended and restated in full to read as follows:

                           FIFTH AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                     FRANKLIN CREDIT MANAGEMENT CORPORATION

                                   ARTICLE I.
                                   ----------

            The name of the Corporation shall be Franklin Credit Management Corporation.

                                  ARTICLE II.
                                  -----------

            The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.

                                  ARTICLE III.
                                  ------------

            The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                  ARTICLE IV.
                                  -----------

            A. The aggregate number of shares which the Corporation shall have authority to issue is twenty five million (25,000,000), consisting of twenty two million (22,000,000) shares of common stock, par value $.01 per share and three million (3,000,000) shares of undesignated preferred stock, par value $.001 per share (the "Preferred Stock").

            B. Authority is hereby expressly granted to the Board of Directors (or a committee thereof designated by the Board of Directors pursuant to the Corporation's By-Laws, as from time to time amended), to issue the Preferred Stock from time to time as Preferred Stock of any series and to declare and pay dividends thereon in accordance with the terms thereof and, in connection with the creation of each such series, to fix by the resolution or resolutions providing for the issue of shares thereof, the number of share of such series, and the designations, powers, preferences, and rights (including, without limitation, conversion rights, voting rights and dividends), and the qualifications, limitations, and restrictions, of such series, to the full extent now or hereafter permitted by the laws of the State of Delaware.

                                   ARTICLE V.
                                   ----------

            The Board of Directors shall have the power to adopt, amend or repeal the Corporation's By-Laws or any provision thereof. The affirmative vote of the holders of at least two-thirds of the voting power of all outstanding shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required in order for the stockholders to adopt, amend or repeal the Corporation's By-Laws or any provision thereof. Notwithstanding any other provision of this Amended and Restated Certificate of Incorporation, the by-laws of the Corporation or any provision at law, the provisions of this Article V shall not be deleted, amended or repealed except by holders of at least two-thirds of the shares then entitled to vote at an election of directors.

                                  ARTICLE VI.
                                  -----------

            A. The Corporation shall to the fullest extent permitted by Delaware law, as in effect from time to time (but, in the case of any amendment of the Delaware General Corporation Law, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), indemnify each person who is or was a director of the Corporation or of any of its wholly-owned subsidiaries who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, or was or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director of the Corporation or of any of its subsidiaries, or is or was at any time serving, at the request of the Corporation, any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity (provided that such person's actions subject to such proceeding were taken in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful), against all expense, liability and loss (including, but not limited to, reasonable out-of-pocket attorneys' fees, judgments, fines, excise taxes or penalties with respect to any employee benefit plan or otherwise, and amounts paid or to be paid in respect of any settlement approved in advance by the Corporation, which approval shall not be unreasonably withheld) incurred or suffered by such director in connection with such proceeding; provided, however, that, except as provided in Paragraph E of this Article VI, the Corporation shall not be obligated to indemnify any person under this Article VI in connection with a proceeding (or part thereof) if such proceeding (or part thereof) was not authorized by the Board of Directors of the Corporation and was initiated by such person against (i) the Corporation or any of its subsidiaries, (ii) any person who is or was a director, officer, employee or agent of the Corporation or any of its subsidiaries and/or (iii) any person or entity which is or was controlled, controlled by, or under common control with the Corporation or has or had business relations with the Corporation or any of its subsidiaries.

            B. The right to indemnification conferred in this Article VI shall be a contract right, shall continue as to a person who has ceased to be a director of the Corporation or of any of its wholly-owned subsidiaries and shall inure to the benefit of his or her heirs, executors and administrators, and shall include the right to be paid by the Corporation the reasonable out-of-pocket fees and expenses incurred in connection with the defense or investigation of any such proceeding in advance of its final disposition; provided, however, that the payment of such expense in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or former director , and such other reasonable assurance that the Corporation may reasonably require, that such director or former director shall repay all amounts so advanced if it shall ultimately be determined that such director or former director is not entitled to be indemnified by the Corporation.

            C. The Corporation's obligation to indemnify and to pay reasonable out-of-pocket fees and expenses in advance of the final disposition of a proceeding under this Article VI shall arise, and all rights and protections granted to directors under this Article VI shall vest, at the time of the occurrence of the transaction or event to which any proceeding relates, or at the time that the action or conduct to which any proceeding relates was first taken or engaged in (or omitted to be taken or engaged in), regardless of when any proceeding is first threatened, commenced or completed.

            D. Notwithstanding any other provision of this Fifth Amended and Restated Certificate of Incorporation or the By-laws of the Corporation, no action by the Corporation, either by amendment to or repeal of this Article VI or the By-laws of the Corporation or otherwise shall diminish or adversely affect any right or protection granted under Paragraphs A through G of this
Article VI to any director or former director of the Corporation or of any of its wholly-owned subsidiaries which shall have become vested as aforesaid prior to the date that any such amendment, repeal or other corporate action is taken.

            E. If a claim for indemnification and/or for payment of reasonable out-of-pocket fees and expenses in advance of the final disposition of a proceeding arising under this Article VI is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the reasonable out-of-pocket fees and expenses of prosecuting such claim.

            F. The right to indemnification and the payment of reasonable out-of-pocket fees and expenses incurred in connection with the defense or investigation of a proceeding in advance of its final disposition conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of this Fifth Amended and Restated Certificated of Incorporation, By-laws of the Corporation, insurance policy, agreement, vote of stockholders or disinterested directors or otherwise.

            G. In addition to the persons specified in Paragraph A of this
Article VI, the Corporation may also indemnify all other persons to the fullest extent permitted by Delaware law.

            H. No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended after the date hereof to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. No amendment to or repeal of this Paragraph H. shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

                                  ARTICLE VII.
                                  ------------

            A. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, and all corporate powers of the Corporation shall be exercised by the Board of Directors except as otherwise provided herein or required by law.

            B. Election of directors of the Corporation need not be by written ballot unless the By-laws of the Corporation shall so provide.

            C. The number of directors of the Corporation shall be that number determined in accordance with the By-laws of the Corporation, but in no event less than three. Commencing with the election of directors at the first annual meeting following this Fifth Amended and Restated Certificate of Incorporation becoming effective, the directors shall be divided into three classes designated Class I, Class II and Class III, as nearly equal in number as possible. Class I directors shall be originally elected for a term expiring at the succeeding annual meeting of stockholders, Class II directors shall be originally elected for a term expiring at the second succeeding annual meeting of stockholders, and Class III directors shall be originally elected for a term expiring at the third succeeding annual meeting of stockholders. At each annual meeting of stockholders, other than the first annual meeting following this Fifth Amended and Restated Certificate of Incorporation becoming effective, successors to the class of directors whose term expires at that annual meeting shall be elected by a plurality vote of all votes cast at such meeting to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Members of each class shall hold office until their successors are duly elected and qualified or until their earlier resignation or removal. The persons nominated to classes whose terms expire in 2005, 2006 and 2007 shall be determined by resolution of the Board of Directors (or a nominating committee of the Board of Directors, if so determined by the Board of Directors).

            D. Notwithstanding the foregoing, whenever pursuant to the provisions of Article IV of this Fifth Amended and Restated Certificate of Incorporation, the holders of any one or more series of Preferred Stock shall have the right, voting separately as a series or together with holders of other such series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Amended and Restated Certificate of Incorporation and any certificate of designations applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article VII unless so provided by such terms.

            During any period when the holders of any series of Preferred Stock have the right to elect additional directors as provided for or fixed pursuant to the provisions of Article IV hereof, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions, and (ii) each such additional director shall serve until such director's successor shall have been duly elected and qualified, or until such director's right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to such director's earlier death, disqualification, resignation or removal. Except as otherwise provided by the Board in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate and the total and authorized number of directors of the Corporation shall be reduced accordingly.

            E. Except as otherwise required by law, or by this Paragraph D of this Article VII, any vacancy on the Board of Directors that results from an increase in the number of directors shall be filled only by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring in the Board of Directors shall be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy not resulting from a increase in the number of directors shall have the same remaining terms as that of his predecessor.

            F. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect directors and to remove any director whom such holders have the right to elect, and notwithstanding the provisions of this Article VII providing for the classification of the Board of Directors, any director or the entire Board of Directors (including persons elected by directors to fill vacancies in the Board of Directors) may be removed, for cause only, by the holders of at least two-thirds of the shares then entitled to vote at an election of directors.

            G. Notwithstanding any other provision of this Amended and Restated Certificate of Incorporation, the by-laws of the Corporation or any provision at law, the provisions of this Article VII shall not be deleted, amended or repealed except by holders of at least two-thirds of the shares then entitled to vote at an election of directors.

                                 ARTICLE VIII.
                                 -------------

            The Corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                  [Remainder of Page Intentionally Left Blank]

            IN WITNESS WHEREOF, the Corporation has caused this Fifth Amended and Restated Certificate of Incorporation to be signed by its Chief Executive Officer and Secretary on this day of ______, 2005.


                                    FRANKLIN CREDIT MANAGEMENT
                                       CORPORATION


                                    By: __________________________________
                                        Jeffrey R. Johnson
                                        Chief Executive Officer


                                    Attest:


                                    By: __________________________________
                                        Joseph Caiazzo, Secretary

                                                                      APPENDIX B


                              AMENDED AND RESTATED
                                     BY-LAWS
                                       OF
                     FRANKLIN CREDIT MANAGEMENT CORPORATION
                            (A Delaware Corporation)

                                   ARTICLE I.
                                   ----------

                                  Stockholders
                                  ------------


            Section 1. Place of Meetings. Meetings of stockholders shall be held at such place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors.

            Section 2. Annual Meetings. Annual meetings of stockholders shall be held at such time and place, within or without the State of Delaware, as may be designated by the Board of Directors, the Chairman, the President or the Secretary, and stated in the notice of the meeting. At each annual meeting the stockholders shall elect directors to the Board of Directors, as provided in the Certificate of Incorporation, by plurality vote and transact such other business as may be properly brought before the meeting.

            Section 3. Special Meetings. Special meetings of the stockholders may be called only by the Chairman of the Board, the Chief Executive Officer or the President, or by the Secretary upon the written request of at least one-half of the Board of Directors stating the purpose of the meeting.

            Section 4. Notice of Meetings. Written notice of each meeting of the stockholders stating the place, date and hour of the meeting shall be given by or at the direction of the Board of Directors to each stockholder entitled to vote at the meeting at least ten, but not more than sixty, days prior to the meeting. Notice of any special meeting shall state in general terms the purpose or purposes for which the meeting is called and only such matters shall be considered at such special meeting.

            Section 5. Quorum; Adjournments of Meetings. The holders of a majority of the issued and outstanding shares of the capital stock of the Corporation entitled to vote at a meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at such meeting; but, if there be less than a quorum, the holders of a majority of the stock so present or represented may adjourn the meeting to another time or place, from time to time, until a quorum shall be present, whereupon the meeting may be held, as adjourned, without further notice, except as required by law, and any business may be transacted thereat which might have been transacted at the meeting as originally called.

            Section 6. Voting. At any meeting of the stockholders every registered owner of shares entitled to vote may vote in person or by proxy and, except as otherwise provided by statute, in the Certificate of Incorporation or these By-Laws, shall have one vote for each such share standing in his name on the books of the Corporation. Except as otherwise required by statute, the Certificate of Incorporation or these By-Laws, all matters, other than the election of directors (which may be decided by plurality vote), brought before any meeting of the stockholders shall be decided by a vote of a majority in interest of the stockholders of the Corporation present in person or by proxy at such meeting and voting thereon, a quorum being present.

            Section 7. Transfer Books. The transfer books of the stock of the Corporation may close for such period, not exceeding sixty days, in anticipation of stockholders' meetings as the Board of Directors may determine. In lieu of closing the transfer books, the Board of Directors may fix a day not more than sixty days prior to the day of holding any meeting of stockholders as the day as of which stockholders entitled to notice of and to vote at such meeting shall be determined; and only stockholders of record on such day shall be entitled to notice of or to vote at such meeting.

            Section 8. Chairman of Meetings. The Chairman of the Board or, in his or her absence, the Chief Executive Officer or, in his or her absence, the President, shall preside at all meetings of the stockholders. In the absence of the Chairman of the Board, the Chief Executive Officer and the President, a majority of the members of the Board of Directors present in person at such meeting may appoint any other officer or director to act as chairman of the meeting.

            Section 9. Secretary of Meetings. The Secretary or an Assistant Secretary of the Corporation shall act as secretary of all meetings of the stockholders. In the absence of the Secretary or an Assistant Secretary, the chairman of the meeting shall appoint any other person to act as secretary of the meeting.

            Section 10. Inspectors of Election. In advance of any meeting of the stockholders, the Board of Directors or the presiding officer of such meeting shall appoint one or more inspectors of election to act at such meeting or at any adjournments thereof and make a written report thereof. One or more persons may also be designated by the Board of Directors or such presiding officer as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the presiding officer of such meeting shall appoint one or more inspectors to act at such meeting. No director or nominee for the office of director at such meeting shall be appointed an inspector of election. Each inspector, before entering on the discharge of the inspector's duties, shall first take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of such person's ability. The inspectors of election shall, in accordance with the requirements of the Delaware General Corporation Law, (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period and file with the secretary of the meeting a record of the disposition of any challenges made to any determination by the inspectors, and (v) make and file with the secretary of the meeting a certificate of their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

            Section 11. Notice of Stockholder Nomination and Stockholder Business. At an annual meeting of the stockholders, only such persons who are nominated in accordance with the procedures set forth in this section shall be eligible to stand for election as directors and only such business shall be conducted as shall have been brought before the meeting in accordance with the procedures set forth in these By-laws. Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders at an annual meeting of stockholders may be made
(i) pursuant to the Corporation's notice of meeting, including matters covered by Rule 14a-8 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice by the stockholder as provided in this section, who is entitled to vote at the meeting, and who complies with the notice provision set forth in this section. A notice of the intent of a stockholder to make a nomination or to bring any other matter before an annual meeting must be made in writing and received by the secretary of the Corporation no earlier than the 119th day and not later than the close of business on the 45th day prior to the first anniversary of the date of mailing of the Corporation's proxy statement for the prior year's annual meeting. However, if the date of the annual meeting has changed by more than 30 days from the date it was held in the prior year or if the Corporation did not hold an annual meeting in the prior year, then such notice must be received a reasonable time before the Corporation mails its proxy statement for the annual meeting. At a special meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors of the Corporation at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting may be made (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice by the stockholder as provided in this section, who is entitled to vote at the meeting, and who complies with the notice provision set forth in this section. A notice of the intent of a stockholder to make a nomination at a special meeting must be made in writing and received by the secretary of the Corporation no earlier than the 119th day and not later than the close of business on the later of the 45th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a an annual or special meeting commence a new time period (or extend any time period) for the giving of stockholder notice as described above. Every such notice by a stockholder shall set forth (i)as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (A) the name and address of such stockholder as they appear on the Corporation's books, and of such beneficial owner, (B) the class and number of shares of voting capital stock of the Corporation ("Voting Stock") which are owned beneficially and of record by such stockholder and such beneficial owner, and
(C) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (I) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (II) otherwise to solicit proxies from stockholders in support of such proposal or nomination; (ii) a representation that the stockholder is a holder of the Voting Stock and intends to appear in person or by proxy at the meeting to make the nomination or bring up the matter specified in the notice;
(iii) with respect to notice of an intent to make a nomination, a description of all arrangements or understandings among the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, and such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated by the Board of Directors of the Corporation; and (iv) with respect to notice of an intent to bring up any other matter at an annual meeting, a description of the matter, the text of any proposal to be presented to the stockholders at the meeting, the reasons for conducting such business at the meeting and any material interest of the stockholder in the matter. Notice of intent to make a nomination shall be accompanied by the written consent of each nominee to be named in a proxy statement as a nominee and to serve as director of the Corporation if so elected. Except as otherwise provided by law or by the Certificate of Incorporation, the presiding officer of the meeting shall have the power and authority to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this By-law and whether such matter is an appropriate subject for stockholder action under applicable law, and, if it was not, to declare that such proposal or nomination shall be disregarded. Notwithstanding the foregoing provisions of this section, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this section. Nothing in this section shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement in accordance with Rule 14a-8 under the Exchange Act or the holders of any series of preferred stock to elect directors under circumstances specified in the Certificate of Incorporation.

            Section 12. Notice By Electronic Transmission. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any law, the Certificate of Incorporation or these By-laws shall be effective if given by a form of electronic transmission then consented to by the stockholder to whom the notice is given.

                                  ARTICLE II.
                                  -----------

                               Board of Directors

            Section 1. Number of Directors. The Board of Directors shall consist of 9 members, provided, however, that, except as provided in the Certificate of Incorporation, such number may from time to time be increased or decreased by the Board of Directors. Except as provided in the Certificate of Incorporation,
(i) the directors shall be divided into three classes as nearly equal in number as possible, (ii) at each annual meeting directors to re-elect those whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting and until their successors are chosen; (iii) if the number of directors is changed, any newly created directorship or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as possible; and (iv) if the number of directors is increased by the Board of Directors and any newly created directorships are filled by the Board there shall be no classification of the additional directors until the next annual meeting of stockholders. No decrease in the Board of Directors shall shorten the term of any incumbent director.

            Section 2. Nomination of Directors. Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders (i) by or at the direction of the Board of Directors, or (ii) by any stockholder of the Corporation entitled to vote for the election of directors at such meeting who complies with the notice procedures set forth in Article I.

            Section 3. Vacancies. Whenever any vacancy shall occur in the Board of Directors by reason of death, resignation, removal, increase in the number of directors or otherwise, it may be filled solely by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, for the balance of the term.

            Section 4. Regular Meetings. Regular meetings of the Board of Directors may be held without special notice at such times and places as the Board of Directors may from time to time determine.

            Section 5. Special Meetings. Special meetings of the Board of Directors may be called by order of the Chairman of the Board, the Chief Executive Officer or the President or by a majority of the Board of Directors. Notice of the time and place of each special meeting shall be given by or at the direction of the person or persons calling the meeting by mailing the same at least three days before the meeting or by telephoning, transmitting via electronic mail, facsimile, telegraphing or delivering personally the same at least twenty-four hours before the meeting to each director. Except as otherwise specified in the notice thereof, or as required by statute, the Certificate of Incorporation or these By-Laws, any and all business may be transacted at any special meeting.

            Section 6. Place of Conference Call Meeting. Any meeting at which one or more of the members of the Board of Directors or of a committee designated by the Board of Directors shall participate by means of conference telephone or similar communications equipment shall be deemed to have been held at the place designated for such meeting, provided that at least one member is at such place while participating in the meeting.

            Section 7. Organization. Every meeting of the Board of Directors shall be presided over by the Chairman of the Board, or, in his absence, the Chief Executive Officer or, in his absence, the President. In the absence of the Chairman of the Board, the Chief Executive Officer and the President, a presiding officer shall be chosen by a majority of the directors present. The Secretary of the Corporation shall act as secretary of the meeting, or the presiding officer may appoint any person to act as secretary of the meeting.

            Section 8. Quorum; Vote. A majority of the directors then in office (but in no event less than one-third of the directors) shall constitute a quorum, for the transaction of business, but less than a quorum may adjourn any meeting to another time or place from time to time until a quorum shall be present, whereupon the meeting may be held, as adjourned, without further notice. Except as otherwise required by statute, the Certificate of Incorporation or these By-Laws, all matters coming before any meeting of the Board of Directors shall be decided by the vote of a majority of the directors present at the meeting, a quorum being present.

            Section 9. Committees. The Board of Directors may, by resolution adopted by a majority of the entire Board, provide for such standing or special committees, including, without limitation an Executive Committee, as it deems desirable and discontinue the same at its pleasure. Each committee shall have such powers and perform such duties, not inconsistent with law, as may be assigned to it by the Board of Directors, which in the case of an Executive Committee, may include the exercise during the intervals between the meetings of the directors all of the powers of the Board of Directors in the management of the business affairs and property of the Corporation, including, without limitation, the power to cause the seal of the Corporation to be affixed to all papers that may require it.

                                  ARTICLE III.
                                  ------------

                                    Officers
                                    --------

            Section 1. General. The Board of Directors shall elect the officers of the Corporation, which shall include a Chairman of the Board, a Chief Executive Officer, a President, a Secretary and a Treasurer and such other or additional officers as the Board of Directors may designate.

            Section 2. Term of Office; Removal and Vacancy. Each officer shall hold his office until his successor is elected and qualified or until his earlier resignation or removal. Any officer or agent shall be subject to removal with or without cause at any time by the Board of Directors. Vacancies in any office, whether occurring by death, resignation, removal or otherwise, may be filled by the Board of Directors.

            Section 3. Powers and Duties. Each of the officers of the Corporation including, but not limited to the Chairman of the Board shall, unless otherwise ordered by the Board of Directors, have such powers and duties as generally pertain to his respective office as well as such powers and duties as from time to time may be conferred upon him by the Board of Directors.

            Section 4. Power to Vote Stock. Unless otherwise ordered by the Board of Directors, the Chairman of the Board and the President each shall have full power and authority on behalf of the Corporation to attend and to vote at any meeting of stockholders of any Corporation in which this Corporation may hold stock, and may exercise on behalf of this Corporation any and all of the rights and powers incident to the ownership of such stock at any such meeting and shall have power and authority to execute and deliver proxies, waivers and consents on behalf of the Corporation in connection with the exercise by the Corporation of the rights and powers incident to the ownership of such stock. The Board of Directors, from time to time, may confer like powers upon any other person or persons.

                                   ARTICLE IV.
                                   -----------

                                  Capital Stock
                                  -------------

            Section 1. Certificates of Stock. Certificates for stock of the Corporation shall be in such form as the Board of Directors may from time to time prescribe and shall be signed by the Chairman of the Board or the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary.

            Section 2. Transfer of Stock. Shares of capital stock of the Corporation shall be transferable on the books of the Corporation only by the holder of record thereof, in person or by duly authorized attorney, upon surrender and cancellation of certificates for a like number of shares, with an assignment or power of transfer endorsed thereon or delivered therewith, duly executed, and with such proof of the authenticity of the signature and of authority to transfer, and of payment of transfer taxes, as the Corporation or its agents may require.

            Section 3. Ownership of Stock. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the owner thereof in fact and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

                                   ARTICLE V.
                                   ----------

                                  Miscellaneous
                                  -------------

            Section 1. Corporate Seal. The seal of the Corporation shall be circular in form and shall contain the name of the Corporation and the year and State of incorporation.

            Section 2. Fiscal Year. The fiscal year of the Corporation shall end on December 31.

                                  ARTICLE VI.
                                  -----------

                                   Amendment
                                   ---------

            Section 1. By the Stockholders. Except as otherwise provided by statute or the Certificate of Incorporation, these By-laws may be amended by the affirmative vote of the holders of at least two-thirds of the voting power of the then outstanding capital stock then entitled to vote at stockholders meetings of the Corporation, voting together as a single class at any annual or special meeting of the stockholders, provided that notice of intention to amend shall have been contained in the notice of the meeting.

            Section 2. By the Board of Directors. The Board of Directors by a majority vote of the whole Board of Directors at any meeting may amend these By-laws, including by-laws adopted by the stockholders.

                                  ARTICLE VII.
                                  ------------

                                 Indemnification
                                 ---------------

            The Corporation may indemnify any director, officer, employee or agent of the Corporation to the full extent permitted by law.